Exhibit 10.1

AMENDMENT NO. 2
to
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of June 1, 2012, is entered into by and among:
(i)    NMHG Holding Co., a Delaware corporation (“NMHG Holding”);
(ii)     NACCO Materials Handling Group, Inc., a Delaware corporation (“NMHG”);
(iii)     NACCO Materials Handling Limited (company number 02636775), incorporated under the laws of England and Wales (the “UK Borrower”);
(iv)     NACCO Materials Handling B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (“NACCO BV”);
(v)     N.M.H. International B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (“NMH International”);
(vi)     N.M.H. Holding B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (“Holding BV” and together with NMHG Holding, NMHG, the UK Borrower, NACCO BV and NMH International, the “Borrowers”);
(vii)     the Requisite Lenders party hereto;
(viii)     Citicorp North America, Inc., as administrative agent for the Lenders and the Issuing Banks (the “Administrative Agent”); and
Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Credit Agreement (as defined below).
PRELIMINARY STATEMENTS
The Borrowers, the Lenders from time to time party thereto, Bank of America, N.A., as syndication agent, the Overdraft Line Bank, and the Administrative Agent are parties to the Second Amended and Restated Credit Agreement, dated as of June 30, 2010 (as amended by Amendment No. 1 thereto, dated as of March 8, 2012, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”). The Borrowers have requested that the Requisite Lenders and the Administrative Agent amend the

Existing Credit Agreement as hereinafter set forth, and the Requisite Lenders and the Administrative Agent have agreed to amend the Existing Credit Agreement pursuant to the terms of this Amendment (the Existing Credit Agreement, as so amended, is referred to herein as the “Amended Credit Agreement).
SECTION 1. Amendments to the Existing Credit Agreement. Effective as of the date hereof upon the satisfaction of the conditions precedent set forth in Section 2 below:
1.1.    Clause (e) of the definition of “Change of Control” now appearing in Section 1.01 of the Existing Credit Agreement is hereby amended to insert “(other than NMHG Holding)” immediately after each reference to “any Borrower”.
1.2.    Section 7.01 of the Existing Credit Agreement is hereby amended to delete the words “and consolidating” from the first sentence thererof.
1.3.    Clause (ii) of Section 7.01(b) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“(ii)    [RESERVED]”
1.4.    Section 7.01(b) of the Existing Credit Agreement is hereby further amended to delete the following therefrom:
“in each case, certified by a Financial Officer of (x) with respect to clause (i) or (ii) above, NMHG Holding, (y) with respect to clause (iii) above, NMHG Holding or the UK Borrower, and (z) with respect to clause (iv) above, NMHG Holding or any Netherlands Borrower, as fairly presenting the consolidated and consolidating (where applicable) financial position of the reporting Persons as at the dates indicated and the results of their operations and cash flow for the periods indicated in accordance with GAAP (with respect to the UK Borrower, any Netherlands Borrower and/or their Subsidiaries, GAAP in the United Kingdom and the Netherlands, respectively), subject to normal year end adjustments”
and insert the following in the place thereof:
“in each case, certified by a Financial Officer of (x) with respect to clause (i) above, NMHG Holding, (y) with respect to clause (iii) above, NMHG Holding or the UK Borrower, and (z) with respect to clause (iv) above, NMHG Holding or any Netherlands Borrower, as fairly presenting the consolidated financial position of the reporting Persons as at the dates indicated and the results of their operations and cash flow for the periods indicated in accordance with GAAP (with respect to the UK Borrower, any Netherlands Borrower and/or their Subsidiaries, GAAP in the United Kingdom and the Netherlands, respectively), subject to normal year end adjustments”
1.5.    Clause (i)(B) of Section 7.01(c) of the Existing Credit Agreement is

hereby amended and restated in its entirety as follows:
“(B)    [RESERVED]”
1.6.    Section 7.01(c) of the Existing Credit Agreement is hereby further amended to delete the following therefrom:
“in each case, certified by a Financial Officer of NMHG Holding as fairly presenting the consolidated and consolidating (where applicable) financial position of the reporting Persons as at the dates indicated and the results of their operations and cash flow for the periods indicated in accordance with GAAP (with respect to the UK Borrower, such Netherlands Borrower and/or their Subsidiaries, GAAP in the United Kingdom and the Netherlands, respectively)”
and insert the following in the place thereof:
“in each case, certified by a Financial Officer of NMHG Holding as fairly presenting the consolidated financial position of the reporting Persons as at the dates indicated and the results of their operations and cash flow for the periods indicated in accordance with GAAP (with respect to the UK Borrower, such Netherlands Borrower and/or their Subsidiaries, GAAP in the United Kingdom and the Netherlands, respectively)”
1.7.    Section 7.01(e) of the Existing Credit Agreement is hereby amended to delete the words “and consolidating” therefrom.
1.8.    The Existing Credit Agreement is hereby amended to insert the following new Section 15.04 immediately following Section 15.03 thereof:
“15.04    Subordination of Lien on Intellectual Property.
(a)    Notwithstanding anything herein or in any other Loan Document to the contrary, each party hereto hereby consents to the Administrative Agent’s subordination, in any manner it deems appropriate, of the Lien of the Administrative Agent (for the benefit of the Administrative Agent, the Lenders, the Issuing Banks and the other Holders) created under the Loan Documents in any Intellectual Property (as defined in clause (c) below) to the Lien of the lenders (or applicable administrative agent, collateral agent or similar agent on behalf of the lenders) under any Permitted Term B Loan entered into by any Domestic Borrower on or after June 1, 2012. Without limiting the consent set forth in Section 12.02, each Lender and each Issuing Bank hereby further consents to the Administrative Agent’s negotiation of and entry into any subordination agreement or similar agreement, any intercreditor agreement and any other document that the Administrative Agent shall deem appropriate (including, without limitation, entry into any amendment, modification or termination of any existing Loan Document or any amendment, modification or termination of any existing filing, recording or registration made in connection with any Loan Document), on such Lender’s or Issuing Bank’s behalf, in order to effect the subordination referred to in the previous sentence (such documents, the “Subordination Documents”). Any intercreditor agreement or other Subordination Document entered into in connection with the foregoing shall constitute a component of the intercreditor agreement described in the definition of “Permitted Term B Loans”. Each Lender and each Issuing Bank further authorizes the Administrative Agent, on behalf of the Administrative Agent, the Lenders, the Issuing Banks and the other Holders, to take such actions under the Subordination Documents on its behalf as the Administrative Agent shall deem appropriate and agrees to be bound by the terms and conditions of such Subordination Documents.
(b)    Notwithstanding anything herein or in any other Loan Document to the contrary, other than with respect to the Specified Provisions (as defined below), each reference in this Agreement or in any other Loan Document to a “first priority security interest”, a “first priority Lien” or words to similar effect shall be deemed to constitute a reference to such priority or words to similar effect, subject to the terms of the Subordination Documents (including, without limitation, any Permitted Term B Loan Intercreditor Agreement). For purposes of the previous sentence, “Specified Provisions” shall mean: the definitions of “Eligible Domestic Inventory”, “Eligible Domestic Receivable”, “Eligible Foreign Inventory”, “Eligible Foreign Receivable”, “Eligible L/C Backed Domestic Receivable”, “Eligible L/C Backed Foreign Receivables” or any similar eligibility criteria, the definitions of “Cash Collateralize”, “Letter of Credit Cash Collateralization Conditions” or similar provisions relating to cash collateralization, the definition of “Lift Truck Financing Guaranty” or Section 3.06(c) or any similar provisions relating to the Administrative Agent’s control over any securities, deposit or other account.
(c) For purposes of this Section 15.04, “Intellectual Property” shall mean: all rights, priorities and privileges of any Person relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any foreign counterparts thereof, and the right to obtain all renewals thereof (“Copyrights”), (ii) any written agreement naming such Person as licensor or licensee granting any right under any Copyright, including the grant of any right to copy, publicly perform, create derivative works, manufacture, distribute, exploit or sell materials derived from any Copyright, (iii) all letters patent of the United States, any other country or any political subdivision thereof and all reissues and extensions thereof, all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof and all rights to obtain any reissues or extensions of the foregoing (“Patents”), (iv) all agreements, whether written or oral, providing for the grant by or to such Person of any right to manufacture, use, import, sell or offer for sale any invention covered in whole or in part by a Patent, (v) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, brand names, labels, service marks, logos and other source or business identifiers, and, in each case, all goodwill associated therewith, all registrations and recordings thereof and all applications in connection therewith, in each case whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, all common-law rights related thereto, and the right to obtain all renewals thereof (“Trademarks”), (vi) all agreements, whether written or oral, providing for the grant by or to such Person of any right to use any Trademark, (vii) all trade secrets, (viii) all rights to sue at law or in equity for any infringement or other impairment of the forgoing, including the right to receive all proceeds and damages therefrom, and (ix) all advertising materials, slogans, and goodwill associated with the foregoing.”
SECTION 2.    Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date hereof upon the satisfaction of the following conditions precedent:
2.1.    the Administrative Agent’s shall have received duly executed counterparts of (a) this Amendment from each Borrower, the Overdraft Line Bank each of the Requisite Lenders and the Administrative Agent and (b) a Reaffirmation Agreement in the form attached hereto as Exhibit A from each party thereto;
2.2.    the Borrowers shall have reimbursed the Administrative Agent for all costs and expenses incurred by it in connection with this Amendment and all other outstanding fees and expenses incurred prior to the date hereof, in each case which are payable under Section 14.02 of the Existing Credit Agreement; and
2.3.    the Borrower shall have paid to the Administrative Agent for the account of each Lender that executes and delivers its counterpart hereto (each such Lender, a “Consenting Lender”), an amendment fee in an amount equal to 0.075% of the aggregate Commitments of such Consenting Lender as of the date hereof.
SECTION 3.    Covenants, Representations and Warranties of the Borrowers.
3.1.    Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made by it in the Amended Credit Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the date hereof (except to the extent that the representations and warranties speak to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date).
3.2.    Each Borrower hereby represents and warrants, with respect to itself and each of its Borrower Subsidiaries that:

(a)
Each Loan Document to which such Person is a party (including, without limitation, this Amendment and the Amended Credit Agreement, as applicable) constitutes a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditor’s rights generally and by the effect of general principles of equity; and

(b)
On the date hereof, both before and after giving effect to this Amendment, (i) no Default or Event of Default exists, (ii) no event has occurred that would be reasonably likely to have a Material Adverse Effect and (iii) all representations and warranties of such Person in any Loan Document to which such Person is a party (including, without limitation, the Amended Credit Agreement, as applicable) are true and correct in all material respects as though such representations and warranties were made to each Lender, each Issuing Bank, each Swing Loan Bank and the Administrative Agent on and as of the date hereof (except to the extent that such representations and warranties speak to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date).

SECTION 4.    Reference to and Effect on the Existing Credit Agreement.
4.1.    Upon the effectiveness of this Amendment, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Existing Credit Agreement, as amended hereby, and each reference to the Existing Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Existing Credit Agreement shall mean and be a reference to the Existing Credit Agreement as amended hereby.
4.2.    Except as specifically amended above, the Existing Credit Agreement, the Notes and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
4.3.    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Existing Credit Agreement, the Notes or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.
SECTION 5.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. A facsimile or PDF copy of any signature hereto shall have the same effect as the original of such signature.
SECTION 6.    Governing Law. THIS AMENDMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
SECTION 8.    Amendment of the Existing Agreement. The parties hereto agree that upon the effectiveness of this Amendment in accordance with Section 2 hereof, the terms and conditions of the Existing Credit Agreement shall be and hereby are amended hereby. This Amendment is not intended to and shall not constitute a novation of the Existing Credit Agreement or the Obligations incurred thereunder.
The remainder of this page is intentionally blank.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or representatives thereunto duly authorized as of the date first above written.
NMHG HOLDING CO.

By:     /s/ J.C. Butler, Jr.
Name: J.C. Butler, Jr.
Title: Treasurer

NACCO MATERIALS HANDLING GROUP, INC.

By:     /s/ J.C. Butler, Jr.
Name: J.C. Butler, Jr.
Title: Treasurer

NACCO MATERIALS HANDLING LIMITED

By:     /s/ Charles A. Bittenbender
Name: Charles A. Bittenbender
Title: Director

Signature page to
Amendment No. 2 to Second Amended and Restated Credit Agreement

NACCO MATERIALS HANDLING B.V.
By: NACCO MATERIALS HANDLING GROUP, LTD.,
its Managing Director
By:     /s/ Charles A. Bittenbender
Name: Charles A. Bittenbender
Title: Director

N.M.H. INTERNATIONAL B.V.

By:     /s/ Charles A. Bittenbender
Name: Charles A. Bittenbender
Title: Attorney-in-Fact

N.M.H. HOLDING B.V.
By: NACCO MATERIALS HANDLING GROUP, LTD.,             its Managing Director

By:     /s/ Charles A. Bittenbender
Name: Charles A. Bittenbender
Title: Director

Signature page to
Amendment No. 2 to Second Amended and Restated Credit Agreement

CITICORP NORTH AMERICA, INC., as Administrative Agent
and as a Multicurrency Lender

By:     /s/ Matthew Paquin
Name: Matthew Paquin
Title: Vice President and Director

CITIBANK, N.A., as a Domestic Lender, as Issuing Bank and as Swing Loan Bank

By:     /s/ Matthew Paquin
Name: Matthew Paquin
Title: Vice President and Director

Signature page to
Amendment No. 2 to Second Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as an Issuing Bank, as a Domestic Lender and as a Multicurrency Lender

By:     /s/ John W Munostock
Name: John W Munostock
Title: SVP

Signature page to
Amendment No. 2 to Second Amended and Restated Credit Agreement

WELLS FARGO CAPITAL FINANCE, LLC, as a Domestic Lender

By:     /s/ Kevin S. Fong
Name: Kevin S. Fong
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Multicurrency Lender

By:     /s/ Moubeen Korimbocus
Name: PP: Anja Best
Title: Senior Vice President

Signature page to
Amendment No. 2 to Second Amended and Restated Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Domestic Lender and as a Multicurrency Lender

By:     /s/ Nadine M. Eames
Name: Nadine M. Eames
Title: Vice President

Signature page to
Amendment No. 2 to Second Amended and Restated Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION, as a Domestic Lender and as a Multicurrency Lender

By:     /s/ Mike A. Mitchell
Name: Mike A. Mitchell
Title: Vice President

Signature page to
Amendment No. 2 to Second Amended and Restated Credit Agreement

FIFTH THIRD BANK, as a Domestic Lender and as a Multicurrency Lender

By:     /s/ Sandra Centa
Name: Sandra Centa
Title: Vice President

Signature page to
Amendment No. 2 to Second Amended and Restated Credit Agreement

Acknowledged and Agreed:

HYSTER OVERSEAS CAPITAL
CORPORATION, LLC

By: /s/ J.C. Butler, Jr.
Name: J.C. Butler, Jr.
Title: Treasurer

HYSTER-YALE MATERIALS HANDLING,
INC.

By: /s/ J.C. Butler, Jr.
Name: J.C. Butler, Jr.
Title: Treasurer

NMHG OREGON, LLC

By: /s/ Charles A. Bittenbender
Name: Charles A. Bittenbender
Title: Assistant Secretary

NACCO MATERIALS HANDLING
GROUP, LTD.

By: /s/ Charles A. Bittenbender
Name: Charles A. Bittenbender
Title: Director

NACCO MATERIALS HANDLING S.p.A.

By: /s/ Charles A. Bittenbender
Name: Charles A. Bittenbender
Title: Attorney-in-Fact

Signature page to
Amendment No. 2 to Second Amended and Restated Credit Agreement

NMHG DISTRIBUTION B.V.

By: /s/ Charles A. Bittenbender
Name: Charles A. Bittenbender
Title: Director

NMHG MAURITIUS

By: /s/ J.C. Butler, Jr.
Name: J.C. Butler, Jr.
Title: Treasurer

Signature page to
Amendment No. 2 to Second Amended and Restated Credit Agreement

Exhibit A
Reaffirmation Agreement
[Attached]

1

REAFFIRMATION AGREEMENT
THIS REAFFIRMATION AGREEMENT (this “Agreement”) is entered into as of June 1, 2012 (the “Amendment No. 2 Effective Date”) by and among the undersigned for the benefit of Citicorp North America, Inc., a Delaware corporation (“CNAI”), as Administrative Agent, the Lenders, the Issuing Banks and the other Holders. All capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Amended Credit Agreement (as defined below).
WITNESSETH:
WHEREAS, NMHG Holding Co., a Delaware corporation (“NMHG Holding”), NACCO Materials Handling Group, Inc., a Delaware corporation (“NMHG”), NACCO Materials Handling Limited (company number 02636775), incorporated under the laws of England and Wales (the “UK Borrower”), NACCO Materials Handling B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (the “NACCO BV”), N.M.H. International B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (“NMH International”) and N.M.H. Holding B.V. a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (“Holding BV”, and together with NMHG Holding, NMHG, the UK Borrower, NACCO BV and NMH International, the “Borrowers”) are parties to that certain Second Amended and Restated Credit Agreement dated as of June 30, 2010, among the Borrowers, the financial institutions from time to time party thereto as “Lenders” (the “Lenders”), the financial institutions from time to time party thereto as “Issuing Banks” (the “Issuing Banks”), CNAI, in its capacity as administrative agent for the Lenders and the Issuing Banks (with its successors and permitted assigns in such capacity, the “Administrative Agent”), Bank of America, N.A., as syndication agent, and Citibank International PLC, as overdraft line bank (as amended, restated, supplemented or otherwise modified, prior to the date hereof, the “Credit Agreement”);
WHEREAS, on the Amendment No. 2 Effective Date, the Borrowers, the Requisite Lenders and the Administrative Agent are entering into an Amendment No. 2 to Second Amended and Restated Credit Agreement (“Amendment No. 2”), whereby the parties thereto agree to amend the Credit Agreement on the terms set forth therein (the Credit Agreement, as so amended, the “Amended Credit Agreement”);
WHEREAS, Hyster Overseas Capital Corporation, LLC, a Delaware limited liability company (“HOCC”), Hyster-Yale Materials Handling, Inc., a Delaware corporation (“HYMH”), and NMHG Oregon, LLC, an Oregon limited liability company (“NMHG Oregon”) entered into the Amended and Restated Domestic Borrower Guaranty, dated June 30, 2010, for the ratable benefit of the Administrative Agent, the Domestic Lenders and the Issuing Bank (as amended, restated, supplemented or otherwise modified from time to time, the “Domestic Borrower Guaranty”);
WHEREAS, NMHG Holding, NMHG, HOCC, HYMH and NMHG Oregon entered into the Amended and Restated Multicurrency Borrower Guaranty, dated June 30, 2010, for the ratable benefit of the Administrative Agent, the Multicurrency Lenders and the Issuing Bank (as amended, restated, supplemented or otherwise modified from time to time, the “Multicurrency Borrower Guaranty”);

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WHEREAS, NACCO Materials Handing Group, Ltd., (registered number 1020654), a company organized under the laws of England and Wales (“NMHG Ltd.”), entered into the Amended and Restated Foreign Guaranty (England), dated June 30, 2010, for the ratable benefit of the Administrative Agent, the Multicurrency Lenders and the Issuing Bank (as amended, restated, supplemented or otherwise modified from time to time, the “English Guaranty”);
WHEREAS, NACCO Materials Handling, S.p.A., a company organized under the laws of Italy (“NMH Italy”), entered into the Amended and Restated Foreign Guaranty (Italy), dated June 30, 2010, for the ratable benefit of the Administrative Agent, the Multicurrency Lenders and the Issuing Bank (as amended, restated, supplemented or otherwise modified from time to time, the “Italian Guaranty”);
WHEREAS, NMHG Holding, NMHG, HOCC, HYMH, NMHG Oregon, NACCO BV, NMH International, Holding BV and the UK Borrower entered into the Amended and Restated Foreign Working Capital Guaranty, dated June 30, 2010, for the benefit of the “Benefitted Lenders” (as defined therein) (as amended, restated, supplemented or otherwise modified from time to time, the “Foreign Working Capital Guaranty”);
WHEREAS, NMHG Distribution B.V., a private company with limited liability organized under the laws of the Netherlands (“NMHG Distribution”), entered into the Foreign Guaranty (Netherlands), dated August 26, 2010, for the ratable benefit of the Administrative Agent, the Multicurrency Lenders and the Issuing Bank (as amended, restated, supplemented or otherwise modified from time to time, the “Dutch Guaranty”);
WHEREAS, NMHG Mauritius entered into the Foreign Guaranty (Mauritius), dated August 26, 2010, for the ratable benefit of the Administrative Agent, the Multicurrency Lenders and the Issuing Bank (as amended, restated, supplemented or otherwise modified from time to time, the “Mauritius Guaranty”);
WHEREAS, the Borrowers, HOCC, HYMH, NMHG Oregon, NMHG Ltd., NMH Italy, NMHG Distribution and NMHG Mauritius (collectively, the “Guarantors”) have executed and delivered certain other guaranty agreements (including, without limitation,) (as amended, restated, supplemented or otherwise modified from time to time, and together with the Domestic Borrower Guaranty, the Multicurrency Borrower Guaranty, the English Guaranty, the Italian Guaranty, the Foreign Working Capital Guaranty, the Dutch Guaranty and the Mauritius Guaranty, collectively, the “Guaranties” and each, individually, a “Guaranty”) pursuant to which the payment and performance of certain Obligations have been fully and unconditionally guaranteed;
WHEREAS, the Borrowers and the other Guarantors have granted security interests in substantially all of their respective personal property as security for the Obligations under the Loan Documents to which they are a party pursuant to certain pledge agreements, security agreements and other agreements (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Documents”); and
WHEREAS, as a condition to entering into the Amendment No. 2, each of the parties thereto (other than the Borrowers) have required the execution and delivery of this Agreement;

3

NOW, THEREFORE, the Borrowers and other Guarantors hereby acknowledge and agree as follows:
1. Each of the Borrowers and Guarantors hereby acknowledges and agrees that the statements set forth in the foregoing premises are true and correct, each of which statements are incorporated herein by reference thereto.
2. Each of the Borrowers and the other Guarantors hereby reaffirms all of its Obligations and liabilities under each of the Amended Credit Agreement, the Guaranties and the other Loan Documents executed and delivered by it and agrees that it continues to be liable under such Guaranties and such Loan Documents for the payment and performance of the Obligations, whether incurred prior to or after the Amendment No. 2 Effective Date and whether under the Credit Agreement as amended by the Amendment No. 2 or as in effect prior to the date hereof or under any other Collateral Documents or Loan Documents executed on or after the date hereof.
3. Each of the Borrowers and the other Guarantors hereby (a) reaffirms all of its obligations and liabilities under the Collateral Documents and other respective instruments and agreements pursuant to which any lien against property and interests in property thereof have been granted to secure the Obligations and all other obligations and liabilities incurred by it under the Loan Documents, and (b) acknowledges and agrees that such agreements, documents and instruments remain in full force and effect, before and after the Amendment No. 2 Effective Date, for the benefit of the Administrative Agent, the Lenders, the Issuing Bank and the other Holders, as applicable, and that the security granted thereunder shall continue as security for the Obligations, all other obligations and liabilities of the Borrowers and Guarantors to the Administrative Agent, the Lenders, the Issuing Bank and the other Holders under the Loan Documents (including, without limitation, the Guaranties and Collateral Documents) and other agreements and documents executed and delivered in connection therewith.
4. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile transmission or PDF shall be effective as delivery of a manually executed counterpart hereof.
5. THIS AGREEMENT, AND ALL ISSUES RELATING TO THIS AGREEMENT, INCLUDING THE VALIDITY, ENFORCEABILITY, INTERPRETATION OR CONSTRUCTION OF THIS AGREEMENT OR ANY PROVISION HEREOF, SHALL BE GOVERNED BY, AND SHALL BE DETERMINED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT TO THE EXTENT THAT ANY OBLIGATIONS OR LOAN DOCUMENTS REAFFIRMED HEREBY ARE EXPRESSLY STATED TO BE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, SUCH REAFFIRMATION SHALL BE DEEMED TO BE GOVERNED BY SUCH LAW.

4

[Remainder of Page Intentionally Blank]

5

IN WITNESS WHEREOF, each of the Borrowers and Guarantors has duly executed this Agreement as of the day and year first above written.
NMHG HOLDING CO.

By:     /s/ J.C. Butler, Jr.
Name: J.C. Butler, Jr.
Title: Treasurer

NACCO MATERIALS HANDLING GROUP, INC.

By:     /s/ J.C. Butler, Jr.
Name: J.C. Butler, Jr.
Title: Treasurer

NACCO MATERIALS HANDLING LIMITED

By:     /s/ Charles A. Bittenbender
Name: Charles A. Bittenbender
Title: Director

NACCO MATERIALS HANDLING B.V.
By: NACCO MATERIALS HANDLING GROUP, LTD.,
its Managing Director
By:     /s/ Charles A. Bittenbender
Name: Charles A. Bittenbender
Title: Director

SIGNATURE PAGE    NACCO REAFFIRMATION AGREEMENT

HYSTER OVERSEAS CAPITAL CORPORATION, LLC

By:     /s/ J.C. Butler, Jr.
Name: J.C. Butler, Jr.
Title: Treasurer

HYSTER-YALE MATERIALS HANDLING GROUP, INC.

By:     /s/ J.C. Butler, Jr.
Name: J.C. Butler, Jr.
Title: Treasurer

NMHG OREGON, LLC

By:     /s/ Charles A. Bittenbender
Name: Charles A. Bittenbender
Title: Assistant Secretary

NACCO MATERIALS HANDLING GROUP, LTD.

By:     /s/ Charles A. Bittenbender
Name: Charles A. Bittenbender
Title: Director

NACCO MATERIALS HANDLING B.V.
By: NACCO MATERIALS HANDLING GROUP, LTD.,
its Managing Director
By:     /s/ Charles A. Bittenbender
Name: Charles A. Bittenbender
Title: Director

SIGNATURE PAGE    NACCO REAFFIRMATION AGREEMENT

NACCO MATERIALS HANDLING S.p.A.

By:     /s/ Charles A. Bittenbender
Name: Charles A. Bittenbender
Title: Attorney-in-Fact

N.M.H. INTERNATIONAL B.V.

By:     /s/ Charles A. Bittenbender
Name: Charles A. Bittenbender
Title: Director

NMHG DISTRIBUTION B.V.

By: NACCO MATERIALS HANDLING GROUP, LTD.,
its Managing Director

By:     /s/ Charles A. Bittenbender
Name: Charles A. Bittenbender
Title: Director

NMHG MAURITIUS

By:     /s/ J.C. Butler, Jr.
Name: J.C. Butler, Jr.
Title: Treasurer

SIGNATURE PAGE    NACCO REAFFIRMATION AGREEMENT

ACKNOWLEDGED AND ACCEPTED
AS OF THE DATE FIRST ABOVE WRITTEN:
CITICORP NORTH AMERICA, INC.,
as Administrative Agent

By: /s/ Matthew Paquin
Name: Matthew Paquin
Title: Vice President and Director

SIGNATURE PAGE    NACCO REAFFIRMATION AGREEMENT